UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549


                                    FORM 8-K


                                 CURRENT REPORT
   Pursuant to Section 13 OR 15(d) of the Securities and Exchange Act of 1934


        Date of Report (Date of earliest event reported): August 22, 2005


                              BODISEN BIOTECH, INC.
             (Exact name of registrant as specified in its charter)

      DELAWARE                     333-99101                98-0381367
 (State or other jurisdiction    (Commission             (IRS Employer
    of incorporation)             File Number)          Identification No.)

North Part of Xinquia Road, Yang Ling Agricultural High-Tech
    Industries Demonstration Zone, Yang Ling,
     People's Republic of China                                       712100
(Address of principal executive offices)                            (Zip Code)

                                 86-29-87074957
              (Registrant's telephone number, including area code)


                                 Not Applicable
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ]   Written communications pursuant to Rule 425 under the Securities Act (17
        CFR 230.425)

[  ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act
       (17 CFR 240.14a-12)

[  ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the
       Exchange Act (17 CFR 240.14d-2(b))

[  ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the
       Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02 RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

         Pursuant to Item 2.02 of Form 8-K, the information contained in Item 9.01(c) and this Item 2.02 is furnished to, but not filed with, the Securities and Exchange Commission for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, and, therefore, shall not be incorporated by reference in any filing under the Securities Act of 1933, as amended.

         On August 23, 2005, Bodisen Biotech (the "Registrant") will issue a press release announcing its financial results for the second quarter ended June 30, 2005. A copy of the press release is furnished herewith as Exhibit 99.1 and is incorporated herein by reference.

ITEM 7.01 REGULATION FD DISCLOSURE

         On August 23, 2005, the Registrant will issue a press release regarding the affirmation of earnings guidance for fiscal year 2005. A copy of this guidance is included in the press release attached as Exhibit 99.1 and is incorporated herein by reference. Pursuant to the rules and regulations of the Securities and Exchange Commission, the information furnished under this Item
7.01 ("Regulation FD Disclosure") is intended to be furnished and shall not be deemed to be "filed" under the Securities Exchange Act of 1934.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

         (c)      Exhibits

                  Exhibit 99.1      Press Release, dated August 23, 2005.


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



                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                  BODISEN BIOTECH, INC.



Date:  August 22, 2005                         /S/ Qiong Wang,
                                                ------------------------------
                                                Qiong Wang,
                                                Chief Executive Officer


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

                                 EXHIBIT INDEX

Exhibit Number       Description                                                       Method of Filing
--------------       ----------------------------------------------------------        -----------------
99.1                 Press Release dated August 23, 2005 captioned "Bodisen            Filed herewith as Exhibit 99.1
                     Biotech Announces Record Second Quarter Earnings of $0.17
                     per Share, 99% Increase in Revenue and 48% Increase in Net
                     Income"


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